[EQUITABLE -- MEMBER OF THE GLOBAL AXA GROUP LOGO]

                                EQUITABLE ACCUMULATOR(SM)
                                Combination Variable and Fixed Deferred Annuity Enrollment Form under Group Annuity Contract No. AC6725 (Non-Qualified), AC6727 (Qualified) and Application for Individual Contract

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1. TYPE OF CONTRACT
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|_| Non-Qualified (NQ)     |_| Traditional IRA     |_| Roth IRA
|_| Qualified Plan -- Defined Contribution (DC)
|_| Qualified Plan -- Defined Benefit (DB)


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2. OWNER FOR IRA CERTIFICATES/CONTRACTS, OWNER AND ANNUITANT MUST BE THE SAME
   PERSON
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|_| Individual  |_| Trustee (for an individual) |_| Qualified Plan Trustee -- DC
                                                   (Forms IM-97-ERISA 1 and
                                                    IM-97-QP must be completed)

|_| Qualified Plan Trustee -- DB
    (Forms IM-97-ERISA 2 and
    IM-97-QP must be completed)

------------------------------------------------  ------------------------------
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)


------------------------------------------------  ------------------------------
Address (Street, City, State, Zip Code)           Social Security No./TIN


-----------------------  -----------------------  |_| Male   |_| Female
Home Phone Number        Office Phone Number


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3. JOINT OWNER  OPTIONAL FOR NON-QUALIFIED CERTIFICATES/CONTRACTS
--------------------------------------------------------------------------------


------------------------------------------------  ------------------------------
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)


------------------------------------------------  ------------------------------
Address (Street, City, State, Zip Code)           Social Security No.


-----------------------  -----------------------  |_| Male   |_| Female
Home Phone Number        Office Phone Number


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4. ANNUITANT  IF OTHER THAN OWNER
--------------------------------------------------------------------------------


------------------------------------------------  ------------------------------
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)


------------------------------------------------  ------------------------------
Address (Street, City, State, Zip Code)           Social Security No./TIN


-----------------------  -----------------------  |_| Male   |_| Female
Home Phone Number        Office Phone Number


-----------------------
Relationship to Owner


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5. BENEFICIARY(IES) IF MORE THAN ONE - INDICATE %. TOTAL MUST EQUAL 100%.
--------------------------------------------------------------------------------


------------------------------  -------------------------------------  ---------
Name (First, Middle, Last)      Relationship to Annuitant                      %


------------------------------  -------------------------------------  ---------
Name (First, Middle, Last)      Relationship to Annuitant                      %


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6. ANNUITY COMMENCEMENT AGE
--------------------------------------------------------------------------------


              SPECIFY RETIREMENT AGE:______(Annuitant's age 90 if not indicated)


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            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                    P.O. Box 1547, Secaucus, N.J. 07096-1547
                                 (800) 338-3434

(5/98)                                                           cat. no. 126737

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7.   INITIAL CONTRIBUTION INFORMATION
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                                          TOTAL INITIAL CONTRIBUTION: $_________


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8.   METHOD OF PAYMENT
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
NON-QUALIFIED:           |_| Check payable to Equitable Life              |_| Wire        |_| 1035 Exchange
QUALIFIED PLAN:          |_| Check payable to Equitable Life              |_| Wire
TRADITIONAL IRA:         |_| Direct rollover from qualified plan or TSA             |_| Direct transfer from other Traditional IRA
                               |_| Rollover from Traditional IRA
ROTH IRA:                |_| Conversion rollover from Traditional IRA               |_| Direct transfer from other Roth IRA
                               |_| Rollover from Roth IRA

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9. BASEBUILDER(R) GUARANTEE ELECTION You must answer A and B even if you do not elect baseBUILDER. Please refer to enrollment form/application instructions before completing
--------------------------------------------------------------------------------

A. Would you like to elect baseBUILDER which includes a combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit? |_| Yes |_| No

B. Which Guaranteed Minimum Death Benefit would you like to elect? |_| 6% Roll Up to Age 80 |_| Annual Ratchet to Age 80

      |_| 6% Roll Up to Age 70
          (For Traditional IRAs, if
          baseBUILDER is elected for
          issues ages 20 through 60)

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10. SYSTEMATIC WITHDRAWALS (Optional) Not available if Special Dollar Cost
    Averaging is elected. For IRA Certificate/Contracts, available only if you are age 59-1/2 to 70-1/2. Other withdrawal options are available for IRA Certificates/Contracts.
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FREQUENCY:   |_| Monthly   |_| Quarterly   |_| Annually
                                       Start Date: ________________ (Month, Day)

AMOUNT OF WITHDRAWAL:  $_______________ or _______________%

WITHHOLDING ELECTION INFORMATION (Please refer to enrollment form/application instructions before completing)

A. |_| I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./TIN required)

B. |_| I want to have Federal income tax withheld from each payment.

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11. SUCCESSOR OWNER (Optional For Non-Qualified Certificates/Contracts)
    Available only if the Owner and Annuitant are different persons
--------------------------------------------------------------------------------


--------------------------------  ------------------------  |_| Male  |_| Female
Name (First, Middle, Last)        Date of Birth
                                  (Month/Day/Year)

-------------------------------------------------------  -----------------------
Address (Street, City, State, Zip Code)                  Social Security No./TIN


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12. SUITABILITY
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A. Did you receive the EQUITABLE ACCUMULATOR prospectus?    |_| Yes |_| No


------------------------------------  ------------------------------------------
Date of Prospectus                    Date(s) of any Supplement(s) to Prospectus

B. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the
   Certificate/Contract applied for will be issued?
   |_| Yes     |_| No       If Yes, complete the following:


-----------------  ------------------  ------------  ---------------------------
Year Issued        Type of Plan        Company       Certificate/Contract Number


C. National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)


-----------------------------------------------------------  -------------------
Employer's Name & Address                                    Owner's Occupation


-----------------------------------------------------------  -------------------
Estimated Annual Family Income                               Estimated Net Worth

Investment Objective:     |_| Income   |_| Income & Growth   |_| Growth
                          |_| Aggressive Growth   |_| Safety of Principal

Is Owner or Annuitant associated with or employed by a member of the NASD?
                                                                 |_| Yes  |_| No

                                                              Accumulator page 2
(5/98)                                                            cat. no 126737

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13. ALLOCATION AMONG INVESTMENT OPTIONS CHOOSE A, B OR C.  PLEASE REFER TO
    ENROLLMENT FORM / APPLICATION INSTRUCTIONS BEFORE COMPLETING
--------------------------------------------------------------------------------


                                                   (1) GUARANTEE PERIODS (GIROS)
                                                       -------------------------

                                           February 15, 1999.............             %
                                                                         -------------
---------------------------------------
   -]A. |_| SELF-DIRECTED ALLOCATION       February 15, 2000.............             %
                                                                         -------------
   Allocate initial contribution
   between "(1) GUARANTEE PERIODS" and     February 15, 2001.............             %
   "(2) INVESTMENT FUNDS."  The                                          -------------
   total of (1) and (2) must equal
   100%.                                   February 15, 2002.............             %
---------------------------------------                                  -------------

                                           February 15, 2003.............             %
                                                                         -------------

                                           February 15, 2004.............             %
                                                                         -------------

                                           February 15, 2005.............             %
                                                                         -------------

                                           February 15, 2006.............             %
                                                                         -------------

                                           February 15, 2007.............             %
                                                                         -------------

                                           February 15, 2008.............             %
                                                                         -------------
                                                                                          SUBTOTAL............             % (1)
---------------------------------------                                                                        ------------
   -]B. |_| PRINCIPAL ASSURANCE
                                                   (2) INVESTMENT FUNDS
   Under Principal Assurance, an                       ----------------
   amount is allocated to a Guarantee      EQUITY SERIES:
   Period so that its maturity value       -------------
   will equal the initial contribution       DOMESTIC EQUITY
   in the year selected.                     Alliance Common Stock................                    %
                                                                                   -------------------
                                             Alliance Growth & Income.............                    %
   SELECT MATURITY YEAR:                                                           -------------------
                                             BT Equity 500 Index.................                     %
   |_| 2005  |_| 2006  |_| 2007                                                    -------------------
                                             EQ/Putnam Growth & Income Value.....                     %
   |_| 2008                                                                        -------------------
                                             MFS Research........................                     %
   Allocate the remaining amount of                                                -------------------
   the initial contribution only to          Merrill Lynch Basic Value Equity....                     %
   "(2) INVESTMENT FUNDS."                                                         -------------------
   The total must equal 100%.                T. Rowe Price Equity Income.........                     %
--------------------------------------                                             -------------------
                                             INTERNATIONAL EQUITY
                                             Alliance Global.....................                     %
                                                                                   -------------------
                                             Alliance International..............                     %
                                                                                   -------------------
                                             BT International Equity Index.......                     %
                                                                                   -------------------
                                             Morgan Stanley Emerging Markets
                                               Equity............................                     %
                                                                                   -------------------
                                             T. Rowe Price International Stock...                     %
---------------------------------------                                            -------------------
   -]C. |_|  SPECIAL DOLLAR COST             AGGRESSIVE EQUITY
             AVERAGING                       Alliance Aggressive Stock...........                     %
                                                                                   -------------------
   The initial contribution is                 Alliance Small Cap Growth...........                     %
   allocated to the Special Dollar                                                   -------------------
   Cost Averaging Account and will be          BT Small Company Index..............                     %
   credited with interest at the                                                     -------------------
   rate in effect on the Transaction           MFS Emerging Growth Companies.......                     %
   Date. Thereafter, amounts are                                                     -------------------
   transferred monthly over a twelve           Warburg Pincus Small Company Value..                     %
   month period from  the Special                                                    -------------------
   Dollar Cost Averaging Account           ASSET ALLOCATION SERIES:
   to the Investment Funds based on        -----------------------
   the percentages you indicate under        Alliance Conservative Investors.....                     %
   "(2) INVESTMENT FUNDS." In states                                                 -------------------
   where the Special Dollar Cost             Alliance Growth Investors...........                     %
   Averaging Account is currently not                                              -------------------
   available, the initial contribution       EQ/Putnam Balanced..................                     %
   is allocated to the Alliance Money                                              -------------------
   Market Fund and transferred monthly       Merrill Lynch World Strategy........                     %
   to the other Investment Funds you                                               -------------------
   have selected. The total must equal     FIXED INCOME SERIES:
   100%.                                   -------------------
---------------------------------------      AGGRESSIVE FIXED INCOME
                                             Alliance High Yield.................                     %
                                                                                   -------------------
                                             DOMESTIC FIXED INCOME
                                             Alliance Intermediate Gov't
                                               Securities........................                     %
                                                                                   -------------------
                                             Alliance Money Market...............                     %
                                                                                   -------------------
                                                                                         SUBTOTAL............             % (2)
                                                                                                              ------------
                                                                                            TOTAL............      100%

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|_|  REBALANCING* The allocation among the Investment Funds will be periodically re-adjusted  according to the allocation  percentages you indicate above. SELECT
REBALANCING FREQUENCY:   |_| Quarterly |_| Semi-Annually |_| Annually
*This program may not be elected if you choose Special Dollar Cost Averaging.
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                                                              Accumulator page 3
(5/98)                                                            cat. no 126737

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14. AGREEMENT
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All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value attributable to allocations to the Investment Funds and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that amounts allocated to the Guaranteed Period Account may increase or decrease in accordance with a market value adjustment until the Expiration Date. If I have elected the baseBUILDER, I understand that (1) the interest rate used for baseBUILDER does not represent a guarantee of my Annuity Account Value or cash value, and (2) if I subsequently exercise the baseBUILDER Guaranteed Minimum Income Benefit, it must be in the form of a lifetime income. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.

X
--------------------------------------  ----------------  ----------------------
Proposed Annuitant's Signature          Date              Signed at: City, State

X
--------------------------------------  ----------------  ----------------------
Proposed Owner's Signature              Date              Signed at: City, State
(If other than Annuitant)


X
--------------------------------------  ----------------  ----------------------
Proposed Joint Owner's Signature        Date              Signed at: City, State
(If other than Annuitant)

              (NEW YORK, OREGON AND VIRGINIA RESIDENTS SIGN ABOVE,
                        ALL OTHER RESIDENTS SIGN BELOW.)

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACT OWNER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE CONTRACT OWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE. EQUITABLE LIFE IS A WHOLLY OWNED SUBSIDIARY OF THE EQUITABLE COMPANIES INCORPORATED (EQ). AXA-UAP, AN INSURANCE HOLDING COMPANY, IS EQ'S LARGEST SHAREHOLDER. NEITHER EQ NOR AXA-UAP HAS ANY RESPONSIBILITY FOR THE INSURANCE OBLIGATIONS OF EQUITABLE LIFE.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM CONTAINING ANY FALSE OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

KENTUCKY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.

X
--------------------------------------  ----------------  ----------------------
Proposed Annuitant's Signature          Date              Signed at: City, State

X
--------------------------------------  ----------------  ----------------------
Proposed Owner's Signature              Date              Signed at: City, State
(If other than Annuitant)

X
--------------------------------------  ----------------  ----------------------
Proposed Joint Owner's Signature        Date              Signed at: City, State
(If other than Annuitant)

Do you have reason to believe that any existing life insurance or annuity has been surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Annuitant?
                                                                  |_| Yes |_| No

Florida License ID No(s). ________________________________________


1)
     ---------------------------------------------------------------------------
     Agent Signature                        Print Name & No. of Agent


     ---------------------------------------------------------------------------
     Agent Soc. Sec. No.                    Agency Code                  %


2)
     ---------------------------------------------------------------------------
     Agent Signature                        Print Name & No. of Agent


     ---------------------------------------------------------------------------
     Agent Soc. Sec. No.                    Agency Code                  %


                                                              Accumulator page 4
(5/98)                                                            cat. no 126737